UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




 Date of Report (date of earliest event reported): November 4, 2004


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
              (State or other jurisdiction of incorporation)

    000-20175                                       01-0469607
   (Commission                                     (IRS Employer
   File Number)                                  Identification No.)


             1292 Hammond Street, Bangor, Maine           04401
        (Address of principal executive offices)       (Zip Code)

                             (207) 942-5273
                      Registrant's telephone number,
                         including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.


     On November 4, 2004, the Board of Directors (the "Board") of
Nyer Medical Group, Inc. (the "Company") elected Ms. Karen Wright as a member of the Board to fill the seat vacated by Donald Nicholson in May, 2004. Ms. Wright is currently the President, Chief Executive Officer, Vice President-Finance, Treasurer, Vice President-Operations and Assistant Secretary of the Company. With the exception of the additional position to be held by Ms. Wright, her employment arrangements (which are not set forth in a written form) and salary ($85,000 per year) shall not change from that which existed prior to November 4, 2004. Ms. Wright has not been, and is not expected to be, named to any committee of the Board. The information required by Item 5.02(d)(4) of Form 8-K regarding Ms. Wright is incorporated herein by reference from the Company's Form 10-K filed by the Company with the Securities and Exchange Commission on October 18, 2004.























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Nyer Medical Group, Inc.


 Date: November 5, 2004           By: /s/ Karen L. Wright
                                          Karen L. Wright
                                          President
































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